Fiscal Year 2015 Q1 Earnings Supplemental Schedules

First Quarter Ended April 30, 2014

May 29, 2014

Tech Data
The Difference in Distribution™

Company Speakers

Robert M. Dutkowsky
Chief Executive Officer

Jeffery P. Howells
Executive Vice President
and Chief Financial Officer

Tech Data
The Difference in Distribution™

Forward-Looking Statements and Non-GAAP Financial Information

Forward-Looking Statements – Certain statements made in this presentation are "Forward-Looking Statements" as described in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation's (the "Company") Annual Report on Form 10-K filed April 9, 2014, a copy of which can be obtained from the Company's Investor Relations website at www.techdata.com/investor. A number of important factors, some of which are beyond the Company's control, could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements. Forward-looking statements reflect management's analysis as of the filing date of this presentation. The Company does not undertake to update or revise these statements to reflect subsequent developments.

Non-GAAP Financial Information – This presentation includes financial results prepared in accordance with generally accepted accounting principles ("GAAP"). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to non-GAAP selling, general and administrative expenses ("SG&A"), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures.

Tech Data
The Difference in Distribution™

Worldwide Sales

$ in Billions


Trailing Twelve Months
$6.3
$6.4
$8.0
$6.7
41%
40%
34%
37%
59%
60%
66%
63%

	Q2FY14	Q3FY14	Q4FY14	Q1FY15
Americas	$2.6	$2.6	$2.7	$2.5
Europe	$3.7	$3.8	$5.3	$4.3
Reported Y/Y Growth	6%	6%	7%	9%
FX - Adjusted Y/Y Growth	3%	3%	5%	6%


Quarterly Results
$6.1
$6.7
37%
37%
63%
63%

	Q1FY14	Q1FY15
Americas	$2.3	$2.5
Europe	$3.8	$4.3
Reported Y/Y Growth	4%	9%
FX - Adjusted Y/Y Growth	5%	6%

Tech Data
The Difference in Distribution™

The Americas Sales

$ in Billions

Trailing Twelve Months



$2.6
$2.6
$2.7
$2.5
Q2FY14
Q3FY14
Q4FY14
Q1FY15

Reported Y/Y Growth	9%	9%	4%	8%

Quarterly Results



$2.3
$2.5
Q1FY14
Q1FY15

Reported Y/Y Growth	-7%	8%

Europe Sales (in USD)

$ in Billions

Trailing Twelve Months



$3.7
$3.8
$5.3
$4.3
Q2FY14
Q3FY14
Q4FY14
Q1FY15

	Q2FY14	Q3FY14	Q4FY14	Q1FY15
Reported Y/Y Growth	4%	4%	9%	10%

Quarterly Results



$3.8
$4.3
Q1FY14
Q1FY15

	Q1FY14	Q1FY15
Reported Y/Y Growth	12%	10%

Tech Data
The Difference in Distribution™

Europe Sales (in euros)

€ in Billions


Trailing Twelve Months
€ 2.8
€ 2.8
€ 3.9
€ 3.1
Q2FY14
Q3FY14
Q4FY14
Q1FY15

	Q2FY14	Q3FY14	Q4FY14	Q1FY15
Reported Y/Y Growth	-0.4%	-2%	5%	5%


Quarterly Results
€ 2.9
€ 3.1
Q1FY14
Q1FY15

	Q1FY14	Q1FY15
Reported Y/Y Growth	13%	5%

Tech Data
The Difference in Distribution

Gross Profit and Margin

$ in Millions


Trailing Twelve Months
4.99%
5.12%
4.99%
4.98%

	Q2FY14	Q3FY14	Q4FY14	Q1FY15
Gross Profit	$315.8	$326.1	$398.0	$335.3
Gross Margin	4.99%	5.12%	4.99%	4.98%


Quarterly Results
5.24%
4.98%

	Q1FY14	Q1FY15
Gross Profit	$322.4	$335.3
Gross Margin	5.24%	4.98%

Tech Data
The Difference in Distribution™

SG&A Expenses (non-GAAP)

$ in Millions

Trailing Twelve Months[1]



4.23%
4.12%
3.52%
4.22%

	Q2FY14	Q3FY14	Q4FY14	Q1FY15
Non-GAAP SG&A exp	$267.8	$262.7	$280.7	$284.2
Non-GAAP SG&A %	4.23%	4.12%	3.52%	4.22%
GAAP SG&A exp	$275.0	$270.1	$288.0	$291.6
GAAP SG&A %	4.35%	4.24%	3.61%	4.33%

Quarterly Results[1]



4.49%
4.22%

	Q1FY14	Q1FY15
Non-GAAP SG&A exp	$276.1	$284.2
Non-GAAP SG&A %	4.49%	4.22%
GAAP SG&A exp	$283.4	$291.6
GAAP SG&A %	4.60%	4.33%

[1] Non-GAAP SG&A excludes acquisition-related amortization of intangibles. Please see GAAP to Non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution

Worldwide Operating Income (non-GAAP)

$ in Millions

Trailing Twelve Months[1]



0.76%
0.99%
1.47%
0.76%

	Q2FY14	Q3FY14	Q4FY14	Q1FY15
Non-GAAP Operating Income	$48.0	$63.4	$117.3	$51.2
Non-GAAP Operating Margin	0.76%	0.99%	1.47%	0.76%
GAAP Operating Income	$29.9	$63.9	$97.7	$31.5
GAAP Operating Margin	0.47%	1.00%	1.23%	0.47%

Quarterly Results[1]



0.75%
0.76%

	Q1FY14	Q1FY15
Non-GAAP Operating Income	$46.3	$51.2
Non-GAAP Operating Margin	0.75%	0.76%
GAAP Operating Income	$36.0	$31.5
GAAP Operating Margin	0.59%	0.47%

[1] *See the GAAP to Non-GAAP reconciliation in the appendix.*

Tech Data
The Difference in Distribution™

The Americas Operating Income (non-GAAP)

$ in Millions

Trailing Twelve Months[1][2]


1.33%
1.31%
1.35%
1.18%

	Q2FY14	Q3FY14	Q4FY14	Q1FY15
Non-GAAP Operating Income[2]	$35.0	$33.7	$36.3	$29.3
Non-GAAP Operating Margin[2]	1.33%	1.31%	1.35%	1.18%
GAAP Operating Income[1]	$32.0	$53.3	$43.6	$26.3
GAAP Operating Margin[1]	1.22%	2.07%	1.62%	1.06%

Quarterly Results[1][2]


1.26%
1.18%

	Q1FY14	Q1FY15
Non-GAAP Operating Income[2]	$29.0	$29.3
Non-GAAP Operating Margin[2]	1.26%	1.18%
GAAP Operating Income[1]	$27.2	$26.3
GAAP Operating Margin[1]	1.19%	1.06%

(1) Before stock compensation expense.
(2) See the GAAP to non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution

Europe Operating Income (non-GAAP)

$ in Millions

Trailing Twelve Months[(1)(2)]


0.41%
0.82%
1.57%
0.56%

	Q2FY14	Q3FY14	Q4FY14	Q1FY15
Non-GAAP Operating Income[(2)]	$15.3	$31.3	$82.9	$23.8
Non-GAAP Operating Margin[(2)]	0.41%	0.82%	1.57%	0.56%
GAAP Operating Income[(1)]	$0.1	$12.2	$56.0	$7.2
GAAP Operating Margin[(1)]	0.00%	0.32%	1.06%	0.17%

Quarterly Results[(1)(2)]


0.53%
0.56%

	Q1FY14	Q1FY15
Non-GAAP Operating Income[(2)]	$20.4	$23.8
Non-GAAP Operating Margin[(2)]	0.53%	0.56%
GAAP Operating Income[(1)]	$11.9	$7.2
GAAP Operating Margin[(1)]	0.31%	0.17%

(1) Before stock compensation expense.
(2) See the GAAP to non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution™

Net Income and EPS (non-GAAP)

in Millions
except EPS

Trailing Twelve Months[(1)]


$0.73
$1.04
$2.10
$0.72

	Q2FY14	Q3FY14	Q4FY14	Q1FY15
Non-GAAP Net Income	$27.9	$39.6	$80.4	$27.7
Non-GAAP EPS - diluted	$0.73	$1.04	$2.10	$0.72
GAAP Net Income	$14.7	$37.7	$109.8	$13.5
GAAP EPS - diluted	$0.38	$0.99	$2.87	$0.35
Weighted Average Shares Outstanding	38,180	38,228	38,274	38,321

Quarterly Results[(1)]


$0.66
$0.72

	Q1FY14	Q1FY15
Non-GAAP Net Income	$25.1	$27.7
Non-GAAP EPS - diluted	$0.66	$0.72
GAAP Net Income	$17.8	$13.5
GAAP EPS - diluted	$0.47	$0.35
Weighted Average Shares Outstanding	38,171	38,321

[(1)]See the GAAP to non-GAAP reconciliation in the appendix.

Tech Data
The Difference in Distribution™

Cash Conversion Cycle



40
44
37
41
31
34
29
33
21
24
19
21
(50)
(54)
(47)
(53)
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Days of Sales Outstanding
Days of Supply
Cash Conversion Cycle
Days of Purchases Outstanding

Tech Data
The Difference in Distribution™

Cash Flow and Balance Sheet Highlights

$ in Millions



Cash Flow
$258
-$126
$113
$95
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Cash Flow from Operations



Debt to Total Capital
17%
17%
16%
16%

	Q2FY14	Q3FY14	Q4FY14	Q1FY15
Debt	$395	$400	$398	$404
Equity	$1,903	$1,993	$2,099	$2,157
Debt to Total Capital ratio	17%	17%	16%	16%

Tech Data
The Difference in Distribution™

Return On Invested Capital[1]



Benchmark Weighted Average Cost of Capital ~10%
10%
9%
10%
10%
Q2FY14
Q3FY14
Q4FY14
Q1FY15

[1] *See reconciliation of GAAP to non-GAAP financial measures and ROIC calculation in appendix.*

Customer And Product Mix

Customers
(% of total sales)



Retail/Direct Marketers 28%
Corporate Resellers 23%
VARs 49%

Products
(% of total sales)



Virtualization
Security
Desktop Applications
Operating Systems
Utilities Software
Software 18%
Notebooks
Tablets
Desktops
Printers & Supplies
Components
Broadline 46%
Mobile Phones
Accessories
Mobility 9%
Data Center 23%
Industry Standard Servers
Proprietary Servers
Networking
Storage
Private Clouds
Consumer Electronics 4%
TVs
Digital Displays
Cameras / MP3 / GPS
Network-Attached Consumer Devices

Company estimates for the 12-months ended April 30, 2014.

Tech Data
The Difference in Distribution™

APPENDIX

GAAP to Non-GAAP Reconciliation
SG&A

Selling, general and administrative ("SG&A") (In thousands)	Three months ended April 30, 2013	Three months ended July 31, 2013	Three months ended October 31, 2013	Three months ended January 31, 2014	Three months ended April 30, 2014
Net Sales	**$ 6,147,757**	**$ 6,327,476**	**$ 6,373,564**	**$ 7,973,107**	**$ 6,728,151**
GAAP SG&A expenses	$ 283,360	$ 275,018	$ 270,131	$ 288,044	**$ 291,596**
Acquisition-related amortization of intangibles	(7,219)	(7,205)	(7,407)	(7,313)	(7,434)
Non-GAAP SG&A expenses	**$ 276,141**	**$ 267,813**	**$ 262,724**	**$ 280,731**	**$ 284,162**
GAAP SG&A percentage of net sales	**4.60%**	**4.35%**	**4.24%**	**3.61%**	**4.33%**
Non- GAAP SG&A percentage of net sales	**4.49%**	**4.23%**	**4.12%**	**3.52%**	**4.22%**

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income - Q1 FY14

	Q1 FY14 - Three months ended April 30, 2013			
(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,292,782**	**$ 3,854,975**		**$ 6,147,757**
GAAP operating income[1]	$ 27,231	$ 11,891	$ (3,091)	$ 36,031
Restatement expenses	1,760	1,263		3,023
Acquisition-related amortization of intangibles	-	7,219		7,219
Total non-GAAP operating income adjustments	1,760	8,482		10,242
Non-GAAP operating income	**$ 28,991**	**$ 20,373**	**$ (3,091)**	**$ 46,273**
GAAP operating margin	**1.19%**	**0.31%**		**0.59%**
Non-GAAP operating margin	**1.26%**	**0.53%**		**0.75%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q2 FY14

(In thousands)	Q2 FY14 - Three months ended July 31, 2013			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,624,546**	**$ 3,702,930**		**$ 6,327,476**
GAAP operating income[1]	$ 31,988	$ 98	$ (2,227)	$ 29,859
Restatement expenses	3,006	7,957		10,963
Acquisition-related amortization of intangibles	-	7,205		7,205
Total non-GAAP operating income adjustments	3,006	15,162		18,168
Non-GAAP operating income	**$ 34,994**	**$ 15,260**	**$ (2,227)**	**$ 48,027**
GAAP operating margin	**1.22%**	**0.00%**		**0.47%**
Non-GAAP operating margin	**1.33%**	**0.41%**		**0.76%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution

GAAP to Non-GAAP Reconciliation Operating Income – Q3 FY14

(In thousands)	Q3 FY14 - Three months ended October 31, 2013			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,571,750**	**$ 3,801,814**		**$ 6,373,564**
GAAP operating income[1]	$ 53,297	$ 12,214	$ (1,631)	$ 63,880
Restatement expenses	3,331	11,648		14,979
Acquisition-related amortization of intangibles	-	7,407		7,407
LCD settlement	(22,914)	-		(22,914)
Total non-GAAP operating income adjustments	(19,583)	19,055		(528)
Non-GAAP operating income	**$ 33,714**	**$ 31,269**	**$ (1,631)**	**$ 63,352**
GAAP operating margin	**2.07%**	**0.32%**		**1.00%**
Non-GAAP operating margin	**1.31%**	**0.82%**		**0.99%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q4 FY14

(In thousands)	Q4 FY14 - Three months ended January 31, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,699,540**	**$ 5,273,567**		**$ 7,973,107**
GAAP operating income[1]	$ 43,627	$ 56,025	$ (1,909)	$ 97,743
Restatement expenses	5,130	19,696		24,826
Acquisition-related amortization of intangibles	170	7,143		7,313
LCD settlement	(12,597)	-		(12,597)
Total non-GAAP operating income adjustments	(7,297)	26,839		19,542
Non-GAAP operating income	**$ 36,330**	**$ 82,864**	**$ (1,909)**	**$ 117,285**
GAAP operating margin	**1.62%**	**1.06%**		**1.23%**
Non-GAAP operating margin	**1.35%**	**1.57%**		**1.47%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q1 FY15

(In thousands)	Q1 FY15 - Three months ended April 30, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,476,271**	**$ 4,251,880**		**$ 6,728,151**
GAAP operating income[1]	$ 26,283	$ 7,186	$ (1,973)	$ 31,496
Restatement expenses	2,870	9,366		12,236
Acquisition-related amortization of intangibles	170	7,264		7,434
Total non-GAAP operating income adjustments	3,040	16,630		19,670
Non-GAAP operating income	**$ 29,323**	**$ 23,816**	**$ (1,973)**	**$ 51,166**
GAAP operating margin	**1.06%**	**0.17%**		**0.47%**
Non-GAAP operating margin	**1.18%**	**0.56%**		**0.76%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation - Net Income & EPS

(In thousands, except per share data)	April 30, 2014		
	Operating Income	Net Income	Diluted EPS
GAAP results	$ 31,496	$ 13,467	$ 0.35
Acquisition-related amortization of intangibles	7,434	5,427	0.14
Restatement expenses	12,236	8,759	0.23
Total non-GAAP adjustments	19,670	14,186	0.37
Non-GAAP results	**$ 51,166**	**$ 27,653**	**$ 0.72**

	Three months ended											
(In thousands, except per share data)	April 30, 2013			July 31, 2013			October 31, 2013			January 31, 2014		
	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$ 36,031	$ 17,760	$ 0.47	$ 29,859	$ 14,695	$ 0.38	$ 63,880	$ 37,716	$ 0.99	$ 97,743	$ 109,761	$ 2.87
LCD settlement	-	-	-	-	-	-	(22,914)	(14,207)	(0.37)	(12,597)	(7,810)	(0.20)
Acquisition-related amortization of intangibles	7,219	5,280	0.14	7,205	5,270	0.14	7,407	5,418	0.14	7,313	5,337	0.14
Restatement expenses	3,023	2,061	0.05	10,963	7,886	0.21	14,979	10,710	0.28	24,826	18,381	0.48
DTA adjustment	-	-	-	-	-	-	-	-	-	-	(45,303)	(1.18)
Total non-GAAP adjustments	10,242	7,341	0.19	18,168	13,156	0.35	(528)	1,921	0.05	19,542	(29,395)	(0.77)
Non-GAAP results	**$ 46,273**	**$ 25,101**	**$ 0.66**	**$ 48,027**	**$ 27,851**	**$ 0.73**	**$ 63,352**	**$ 39,637**	**$ 1.04**	**$ 117,285**	**$ 80,366**	**$ 2.10**

Tech Data
The Difference in Distribution™

Return on Invested Capital

(In thousands)

TECD ROIC Formula: $\frac{\textit{TTM Net Operating Profit After Tax}}{\textit{Average Invested Capital – Average Cash}}$

	Twelve months ended			
	July 31, 2013	October 31, 2013	January 31, 2014	April 30, 2014
Non-GAAP Net Operating Profit After Tax (NOPAT):				
Non-GAAP Operating Income	$255,261	$251,836	$274,937	$279,828
Non-GAAP effective tax rate	31.0%	32.9%	31.5%	31.3%
Non-GAAP NOPAT	$176,130	$168,982	$188,332	$192,304
Average Invested Capital:				
Short-term debt (5-qtr average)	$69,426	$71,074	$66,601	$43,068
Long-term debt (5-qtr average)	294,156	354,271	354,242	354,186
Non-GAAP Shareholders' Equity (5-qtr average)	1,877,431	1,919,025	1,973,198	2,018,209
Total average capital	2,241,013	2,344,370	2,394,041	2,415,463
Less: Cash (5-qtr average)	(392,544)	(439,668)	(459,011)	(526,025)
Average invested capital less average cash	$1,848,469	$1,904,702	$1,935,030	$1,889,438
ROIC	**10%**	**9%**	**10%**	**10%**

** Trailing Twelve Months is abbreviated as TTM.*

Tech Data
The Difference in Distribution™